UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 27, 2017

COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 27, 2017, Columbia Sportswear Company (the “Company”) issued a press release reporting its first quarter 2017 financial results and updated full year 2017 financial outlook. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary by Thomas B. Cusick, Executive Vice President of Finance, Chief Financial Officer and Treasurer of Columbia Sportswear Company, for the first quarter of 2017 and forward-looking statements relating to the full year 2017 financial outlook, as posted on the Company’s investor relations website, http://investor.columbia.com, on April 27, 2017. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 7.01 REGULATION FD DISCLOSURE
In its April 27, 2017 press release, the Company also announced that its Board of Directors approved a cash dividend of $0.18 per share of common stock to be paid on June 1, 2017 to its shareholders of record on May 18, 2017.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Press Release, dated April 27, 2017 (furnished pursuant to Items 2.02 and 7.01 hereof).

99.2
Commentary by Thomas B. Cusick, Executive Vice President of Finance, Chief Financial Officer and Treasurer of Columbia Sportswear Company, dated April 27, 2017 (furnished pursuant to Items 2.02 and 7.01 hereof).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: April 27, 2017	By:	/S/ THOMAS B. CUSICK
Thomas B. Cusick
Executive Vice President of Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated April 27, 2017 (furnished pursuant to Items 2.02 and 7.01 hereof).

99.2
Commentary by Thomas B. Cusick, Executive Vice President of Finance, Chief Financial Officer and Treasurer of Columbia Sportswear Company, dated April 27, 2017 (furnished pursuant to Items 2.02 and 7.01 hereof).